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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           Reported): June 21, 2000



                              THE PROVIDENT BANK
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            (Exact name of registrant as specified in its charter)

             Ohio                       333-95263               31-0412725
-------------------------------  ------------------------  -------------------
(State or Other Jurisdiction of  (Commission File Number)  (I.R.S. Employer
        Incorporation)                                     Identification No.)

            One East Fourth Street
                Cincinnati, Ohio                  45202
         ---------------------------     ------------------------
              (Address of Principal             (Zip Code)
               Executive Offices)



       Registrant's telephone number, including area code (513) 579-2000
                                                          ----- --------


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Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6,
1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-95263). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Equity Loan Asset-Backed Certificates, Series 2000-2. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP to the use of their name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as
Exhibit 23.


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Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.   Consent of PricewaterhouseCoopers LLP


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE PROVIDENT BANK



                                      By:/s/ Kevin M. Shea
                                         ----------------------
                                         Name:  Kevin M. Shea
                                         Title: Vice President


Dated:  June 22, 2000


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                                 Exhibit Index

 Exhibit                                                                 Page

   23.     The Consent of PricewaterhouseCoopers LLP......................6


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                EXHIBIT 23: CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the prospectus supplement of The Provident Bank, relating to Provident Bank Home Equity Loan Trust 2000-2, of our report dated February 3, 2000, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999. We also consent to the reference to our firm under the caption "Experts".

                                     \s\  PricewaterhouseCoopers LLP
                                     -------------------------------
                                          PricewaterhouseCoopers LLP



June 21, 2000